FVIT P2 11/15

SUPPLEMENT DATED November 2, 2015

TO THE PROSPECTUS DATED MARCH 1, 2015 OF

Franklin Value Investors Trust

(Franklin All Cap Value Fund, Franklin Balance Sheet Investment Fund, Franklin Large Cap Value Fund, Franklin MicroCap Value Fund, Franklin MidCap Value Fund, Franklin Small Cap Value Fund)

The Board of Trustees recently approved a proposal to reorganize Franklin All Cap Value Fund (All Cap Value Fund), with and into Franklin Small Cap Value Fund (Small Cap Value Fund), each a series of Franklin Value Investors Trust.

It is anticipated that in the January 2016 shareholders of the All Cap Value Fund will receive a Proxy and Prospectus/Proxy Statement requesting their votes on the reorganization. If approved by All Cap Value Fund shareholders, the transaction is currently expected to be completed on or about April 1, 2016.

Effective at the close of market (1:00 p.m. Pacific time or close of the New York Stock Exchange, whichever is earlier) on December 10, 2015, the Fund will be closed to all new investors except as noted below. Existing investors who had an open and funded account on December 10, 2015 can continue to invest in the Fund through exchanges and additional purchases after such date. The following categories of investors may continue to open new accounts in the Fund after the close of market on December 10, 2015, (1) clients of discretionary investment allocation programs where such programs had investments in the Fund prior to the close of market on December 10, 2015, and (2) Employer Sponsored Retirement Plans or benefit plans and their participants where the Fund was available to participants prior to the close of market on December 10, 2015. The All Cap Value Fund will not accept any additional purchases after the close of market on March 24, 2016. All Cap Value Fund reserves the right to change this policy at any time.

Please keep this supplement with your prospectus for future reference.